UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Act of 1934

Filed by a Party other than the Registrant ☐

Filed by the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VALUED ADVISERS TRUST

(Exact Name of Registrant as Specified in Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

(3)	Filing Party:

(4)	Date Filed:

VALUED ADVISERS TRUST
KOVITZ CORE EQUITY ETF (EQTY)

(the “Fund”)

January [●], 2026

Dear shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by shareholders of the above-named Fund, a series of Valued Advisers Trust (the “Trust”), at a special meeting of shareholders to be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on March 31, 2026, at 10:00 a.m. Eastern time. Please review the Proxy Statement and cast your vote on the proposal. After considering the proposal, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved the proposal. The Board recommends that shareholders vote FOR the proposal.

The Fund’s investment adviser is delighted to share some important news regarding the continued evolution of its business. Kovitz Investment Group Partners, LLC (“Kovitz”), which was already a member of the Focus Financial Partners, LLC (“Focus”) family of companies, formally joined Focus Partners Wealth, LLC (the “New Adviser”), a fellow affiliated firm of Focus, on January 1, 2026 (the “Transaction”). The Transaction presented an opportunity to combine the complementary resources of the two organizations to better serve clients. Both Kovitz and the New Adviser were wholly-owned indirect subsidiaries of Focus. The Transaction is not expected to result in any material change in the day-to-day management of the Fund, and the current portfolio management team of the Fund will remain the same.

The Transaction resulted in a change of control of Kovitz because the New Adviser acquired a substantial majority of the assets of Kovitz (the “Change of Control”) on January 1, 2026 (the “Closing Date”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the advisory agreement between Kovitz and the Trust on behalf of the Fund (“Prior Advisory Agreement”) contained a provision that the agreement would terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control was deemed an assignment of the Prior Advisory Agreement and resulted in the automatic termination of the Prior Advisory Agreement.

At a meeting held on December 15-16, 2025, the Board of the Trust unanimously approved a new investment advisory agreement between the New Adviser and the Trust with respect to the Fund (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by shareholders, so you are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, the New Adviser will provide investment advisory services to the Fund on the same terms and conditions and at the same advisory fee rate as those currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, and fundamental or non-fundamental investment restrictions did not change as a result of the Transaction. The investment advisory personnel who currently manage the Fund, as disclosed in a prospectus supplement dated December 31, 2025 will continue to do so under the New Advisory Agreement as employees of the New Adviser. In addition, the Board of Trustees who oversee the Trust will continue to do so if the New Advisory Agreement goes into effect.

To provide for continuity in the operation of the Fund given the timing of the vote for the New Advisory Agreement, the Board unanimously approved an interim advisory agreement (the “Interim Advisory Agreement”) with the New Adviser that meets the requirements of Rule 15a-4 under the 1940 Act, including that it will be in effect for no longer than 150 days following the termination of the Prior

Advisory Agreement. The Interim Advisory Agreement, which took effect on the Closing Date, has an identical advisory fee rate and identical terms and provisions as the Prior Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and other immaterial changes. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, and will terminate in the event that shareholders of the Fund approve the New Advisory Agreement. The investment advisory personnel who currently manage the Fund, as disclosed in a prospectus supplement dated December 31, 2025 have continued to do so since the Closing Date as employees of the New Adviser pursuant to the Interim Advisory Agreement.

Additionally, in connection with the Change of Control, the New Adviser has agreed to take certain actions to rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for the New Adviser or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of the New Adviser as long as (i) for a period of three (3) years following the Change of Control, at least 75% of the members of the Board of Trustees of the Trust are not “interested persons” as defined in the 1940 Act of the New Adviser or its predecessor and (ii) for a period of two (2) years following the Change of Control, there is not imposed an unfair burden on the Fund as a result of the Transaction or any express or implied terms, conditions, or understandings related to the Transaction.

The Board has determined that approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders.

The Board voted unanimously to approve the proposal. The Board recommends that you vote FOR the proposal.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the special meeting of shareholders scheduled for March 31, 2026. Please submit your proxy via the Internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. Eastern time on [●], 2026.

Thank you for your continued support.

Very truly yours,

Matthew J. Miller
President
Valued Advisers Trust

VALUED ADVISERS TRUST
KOVITZ CORE EQUITY ETF

(the “Fund”)

January [●], 2026

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 31, 2026

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(877) 714-2327

Notice is hereby given that a special meeting (the “Meeting”) of shareholders of the Fund, a series of Valued Advisers Trust, a Delaware statutory trust (the “Trust”), will be held in the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on March 31, 2026, at 10:00 a.m. Eastern Time. At the Meeting, shareholders will be asked to vote on the following Proposals with respect to the Fund:

Proposals

1.       To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Focus Partners Wealth, LLC.

2.       To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board recommends that you vote FOR this Proposal.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of the Fund at the close of business on January 12, 2026 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy). If your shares are held through an intermediary, your intermediary may have different voting instructions or deadlines.

If the necessary quorum to transact business for the Fund, or the vote required to approve the Proposal, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to shareholders on or about [●], 2026.

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE
AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by touch-tone telephone or Internet. We ask for your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting to Be Held on MARCH 31, 2026

The Proxy Statement is available on the Internet at
https://vote.proxyonline.com/vat/docs/kovitz2025.pdf.

If you need assistance, or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions at 1-800-284-7175.

By order of the Board of the Trust, on behalf of the Fund.

Carol J. Highsmith
Secretary
Valued Advisers Trust
January [●], 2026

IMPORTANT INFORMATION TO HELP YOU
UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the matters that shareholders are being asked to vote on at the Meeting. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What are Shareholders being asked to vote for at the upcoming Special Meeting of Shareholders on March 31, 2026 (the “Meeting”)?

A.	At the Meeting, shareholders will be voting on a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between Valued Advisers Trust (the “Trust”) on behalf of Kovitz Core Equity ETF (the “Fund”) and Focus Partners Wealth, LLC (the “New Adviser”).

Q.	Has the Board of Trustees of the Trust approved the Proposal?

A.	At an in-person meeting of the Trust’s Board of Trustees (the “Board” and each member a “Trustee”) held on December 15-16, 2025, which was called for the purpose of approving the New Advisory Agreement, the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement for the Fund.

Q.	Why am I being asked to vote on the Proposal?

A.	Kovitz Investment Group Partners, LLC (“Kovitz”), which was already a member of the Focus Financial Partners, LLC (“Focus”) family of companies, formally joined Focus Partners Wealth, LLC (the “New Adviser”), a fellow affiliated firm of Focus, on January 1, 2026 (the “Transaction”). The Transaction presented an opportunity to combine the complementary resources of the two organizations to better serve clients. Both Kovitz and the New Adviser were wholly-owned indirect subsidiaries of Focus. The Transaction is not expected to result in any material change in the day-to-day management of the Fund, and the current portfolio management team of the Fund will remain the same.

The Transaction resulted in a change of control of Kovitz because the New Adviser acquired a substantial majority of Kovitz’s assets (the “Change of Control”) on January 1, 2026 (the “Closing Date”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the advisory agreement between Kovitz and the Fund (“Prior Advisory Agreement”) contained a provision that the Prior Advisory Agreement would terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control was deemed an assignment of the Prior Advisory Agreement and resulted in the automatic termination of the Prior Advisory Agreement.

At a meeting held on December 15-16, 2025, the Board of the Trust unanimously approved a new investment advisory agreement between the New Adviser and the Trust with respect to the Fund (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by shareholders, so you are being asked to approve the New Advisory Agreement.

i

Under the New Advisory Agreement, the New Adviser will provide investment advisory services to the Fund on the same terms and conditions and at the same advisory fee rate as those currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, and fundamental or non-fundamental investment restrictions did not change as a result of the Transaction. The investment advisory personnel who currently manage the Fund, as disclosed in a prospectus supplement dated December 31, 2025, will continue to do so under the New Advisory Agreement as employees of the New Adviser. In addition, the Board of Trustees who oversee the Trust will continue to do so if the New Advisory Agreement goes into effect.

To provide for continuity in the operation of the Fund given the timing of the vote for the New Advisory Agreement, the Board unanimously approved an interim advisory agreement (the “Interim Advisory Agreement”) with the New Adviser that meets the requirements of Rule 15a-4 under the 1940 Act, including that it will be in effect for no longer than 150 days following the termination of the Prior Advisory Agreement. The Interim Advisory Agreement, which took effect on the Closing Date, has an identical advisory fee rate and identical terms and provisions as the Prior Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and other immaterial changes. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, and will terminate in the event that shareholders of the Fund approve the New Advisory Agreement. The investment advisory personnel who currently manage the Fund, as disclosed in a prospectus supplement dated December 31, 2025, have continued to do so since the Closing Date as employees of the New Adviser pursuant to the Interim Advisory Agreement.

Shareholders are being asked to vote on the New Advisory Agreement, NOT the Transaction itself.

The Proxy Statement provides additional information about Kovitz, the New Adviser and the Proposal. The New Advisory Agreement will become effective upon the approval of the New Advisory Agreement by shareholders of the Fund.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR the Proposal.

Q.	Why is the Board recommending that I approve the Proposal?

A.	The Board recommends that you approve the Proposal (i) to ensure that the operation of your Fund can continue without any interruption and so the New Adviser can continue to provide your Fund with the services currently being provided; and (ii) to avoid additional costs to the Fund for seeking alternatives.

If shareholders do not approve the New Advisory Agreement prior to the expiration of the Interim Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, which may include seeking approval of a different advisory agreement or considering other alternatives.

Q.	Will the fee rate payable under the New Advisory Agreement be higher than that payable under the Prior Advisory Agreement?

A.	No. The Proposal does not seek any increase in fee rate. Like the Prior Advisory Agreement, the New Advisory Agreement provides for a “unitary” management fee pursuant to which the New

Adviser pays most of the operating expenses of the Fund out of its management fee (subject to certain exceptions).

Q.	Are there any material differences between the terms of the Prior Advisory Agreement and the New Advisory Agreement?

A.	No. There are no material differences between the terms of the Prior Advisory Agreement and the New Advisory Agreement, other than the party serving as investment adviser and the effective and termination dates.

Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. The Fund will not bear these costs. The New Adviser or its parent company have agreed to pay for all costs for this proxy solicitation and the costs of the Transaction.

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because, as of the Record Date (defined below), you owned shares in the Fund and have the right to vote on this very important Proposal concerning your investment.

Q.	Who is entitled to vote?

A.	If you owned shares of the Fund as of the close of business on January 12, 2026 (the “Record Date”), you are entitled to vote.

Q.	How do I vote my shares?

A.	You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the Internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. Eastern time on [●], 2026. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail. If your shares are held through an intermediary, your intermediary may have different voting instructions or deadlines.

Q.	What vote is required to approve the Proposal?

A.	Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR the Proposal.

Q.	May I revoke my proxy?

A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation in writing to the Trust at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450,

Cincinnati, Ohio 45246, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.	How can I obtain a copy of the Fund’s annual report?

A.	If you would like to receive a copy of the latest annual report for the Fund, please call (877) 714-2327, write to the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or visit the Fund’s website at www.kovitzetf.com. The annual report will be furnished free of charge.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions at 1-800-284-7175.

Q.	Where and when will the Meeting be held?

A.	The Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on March 31, 2026, at 10:00 am Eastern time.

VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. Alternatively, you may call the toll-free number on your proxy card to vote by telephone or vote over the Internet at the website listed on your proxy card. If your shares are held through an intermediary, your intermediary may have different voting instructions or deadlines. To avoid the additional expense of further solicitation, we ask for your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

Registration Valid Signature

A.	1)	ABC Corp.	John D. Smith, Treasurer

2)	ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	John D. Smith, Treasurer

2)	ABC Trust	John D. Smith, Treasurer

C.	1)	Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA

v

Subject to Completion, dated January [●], 2026

VALUED ADVISERS TRUST
KOVITZ CORE EQUITY ETF

(the “Fund”)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 31, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Valued Advisers Trust (the “Trust”), a Delaware statutory trust, on behalf of the Fund, to be used at a special meeting of shareholders (the “shareholders”) to be held in the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on March 31, 2026 at 10:00 a.m. Eastern time and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made by the Fund by the mailing on or about January [●], 2026 of the Notice of Special Meeting of shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of Kovitz Investment Group Partners, LLC ( “Kovitz”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, email or other electronic means.

At the Meeting, shareholders of the Fund will be asked to vote on the following Proposals with respect to the Fund:

Proposals

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Focus Partners Wealth, LLC.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has set the close of business on January 12, 2026, as the record date (the “Record Date”) for the Meeting, and only shareholders of record on the Record Date will be entitled to vote on this Proposal at the Meeting. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.”

To request a copy of the Proxy Statement or the annual report of the Fund, please call 866-796-1285, write to the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or visit the Fund’s website at www.kovitzetf.com for the annual report, or https://vote.proxyonline.com/vat/docs/kovitz2025.pdf for the Proxy Statement. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

GENERAL OVERVIEW

The Transaction

Kovitz Investment Group Partners, LLC (“Kovitz”) served as investment adviser to Kovitz Core Equity ETF (the “Fund”) under an investment advisory agreement between Kovitz and Valued Advisers Trust (the “Trust”), on behalf of the Fund, dated September 5, 2023 (the “Prior Advisory Agreement”).

Kovitz, which was already a member of the Focus Financial Partners, LLC (“Focus”) family of companies, formally joined Focus Partners Wealth, LLC (the “New Adviser”), a fellow affiliated firm of Focus, on January 1, 2026 (the “Transaction”). The Transaction presented an opportunity to combine the complementary resources of the two organizations to better serve its clients.

The Transaction resulted in a change of control of Kovitz because the New Adviser acquired a substantial majority of Kovitz’s assets (the “Change of Control”) as of January 1, 2026 (the “Closing Date”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Prior Advisory Agreement contained a provision that the Prior Advisory Agreement would terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control was deemed an assignment of the Prior Advisory Agreement and resulted in the automatic termination of the Prior Advisory Agreement.

At a meeting held on December 15-16, 2025, the Board of the Trust unanimously approved a new investment advisory agreement between the New Adviser and the Trust with respect to the Fund (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by shareholders, so you are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, the New Adviser will provide investment advisory services to the Fund on the same terms and conditions and at the same advisory fee rate as those currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, and fundamental or non-fundamental investment restrictions did not change as a result of the Transaction. The investment advisory personnel who currently manage the Fund, as disclosed in a prospectus supplement dated December 31, 2025, will continue to do so under the New Advisory Agreement as employees of the New Adviser. In addition, the Board of Trustees who oversee the Trust will continue to do so if the New Advisory Agreement goes into effect.

To provide for continuity in the operation of the Fund given the timing of the vote for the New Advisory Agreement, the Board unanimously approved an interim advisory agreement (the “Interim Advisory Agreement”) that meets the requirements of Rule 15a-4 under the 1940 Act, including that it will be in effect for no longer than 150 days following the Termination of the Prior Advisory Agreement. The Interim Advisory Agreement, which took effect on the Closing Date, has an identical advisory fee rate and identical terms and provisions as the Prior Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and other immaterial changes. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, and will terminate in the event that shareholders of the Fund approve the New Advisory Agreement. The investment advisory personnel who currently manage the Fund, as disclosed in a prospectus supplement dated December 31, 2025, have continued to do so since the Closing Date as employees of the New Adviser pursuant to the Interim Advisory Agreement.

The Transaction did NOT CHANGE your Fund’s name or the number of shares you own of the Fund.

About Kovitz and the New Adviser

Kovitz Investment Group Partners, LLC served as the Fund’s investment adviser prior to the Closing Date. Since its organization in 2003, Kovitz provided investment advisory and administrative services primarily to high net worth individuals and institutional clients. As of November 30, 2025, Kovitz had approximately $38 billion in assets under management. Prior to the Closing Date, Kovitz was a wholly-owned indirect subsidiary of Focus (as defined below).

Focus Partners Wealth, LLC, 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105, is the New Adviser to the Fund. The New Adviser has been registered with the SEC since December 7, 2011. The New Adviser offers a suite of wealth advisory services and other services to individuals, families, qualified retirement plans, institutions, and businesses. As of November 30, 2025, the New Adviser managed and advised on approximately $140 billion in assets under management.

The New Adviser is a part of the Focus Financial Partners, LLC, 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105, (“Focus”) partnership, and is a wholly-owned indirect subsidiary of Focus. Focus Financial Partners Inc., 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105, is the sole managing member of Focus. Ultimate governance of Focus is conducted through the board of directors at Ferdinand FFP Ultimate Holdings, LP. Focus is majority owned, indirectly and collectively, by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC. Focus was formed in Delaware on November 30, 2004, and the New Adviser was incorporated in Delaware on July 21, 2011.

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with the Transaction, certain parties to the transaction agreement intend to rely on Section 15(f) of the 1940 Act, which requires satisfaction of two conditions. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of an investment adviser, such as those specified in the transaction agreement.

The first condition of Section 15(f) is that for a period of three years following the change of control, which is the Closing Date, at least 75% of the members of the Board of Trustees of the Trust shall not be “interested persons” (as defined in the 1940 Act) of the New Adviser or Kovitz.

The second condition of Section 15(f) is that, for a period of two years following the Closing Date, there must not be imposed on the Fund any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to the Transaction. An “unfair burden” would include any arrangement whereby an “adviser” (such as the New Adviser) or an “interested person” of an “adviser,” would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing Date.

Post-Transaction Structure and Operations

Following the Closing Date, the New Adviser began serving as the Fund’s adviser pursuant to an Interim Advisory Agreement. The Transaction has not and will not result in any material change in the day-to-day management of the Fund. In addition, the portfolio manager and key investment personnel who currently manage the Fund have continued to do so after the Closing Date and are expected to continue to do so going forward as employees of the New Adviser. However, there can be no assurance that any particular employee of the New Adviser will choose to remain employed by the New Adviser in the future.

The New Advisory Agreement will not result in any changes to the organization and structure of the Fund. Your Fund and its investment objective and strategies will not change as a result of the New Advisory Agreement, and you will still own the same number of shares of the Fund. The Fund’s name will not change as a result of the New Advisory Agreement. The Trustees will continue in office and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Fund. No changes to the Fund’s existing service providers other than the New Adviser are proposed or planned by the Board or the New Adviser at this time in connection with the Transaction or the approval of the New Advisory Agreement.

PROPOSAL — APPROVAL OF THE NEW ADVISORY AGREEMENT

Background

Kovitz served as investment adviser to the Fund under the Prior Advisory Agreement. The Prior Advisory Agreement was last approved by the shareholders on September 5, 2023.

As required by the 1940 Act, the Prior Advisory Agreement provided for its automatic termination in the event of an assignment, which occurred upon the Closing Date of the Transaction. To provide for continuity in the operation of the Fund, at a meeting held on December 15-16, 2025, the Board unanimously approved the Interim Advisory Agreement.

The Proposal

Shareholders of the Fund are being asked to approve the New Advisory Agreement. As described above, approval of the New Advisory Agreement is sought so that the operation of the Fund can continue without interruption. If the New Advisory Agreement is approved by the shareholders of the Fund, the New Advisory Agreement will become effective for the Fund upon the date of approval by shareholders.

Board Approval and Recommendation

At a meeting held on December 15-16, 2025, the Board, including the Trustees who are not “interested persons” of the Fund, Kovitz or the New Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders, unanimously approved the New Advisory Agreement for the Fund and unanimously recommended that shareholders of the Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Prior Advisory Agreement and the New Advisory Agreement

The New Advisory Agreement is being proposed for the Fund. The form of New Advisory Agreement is set forth in Appendix F to this Proxy Statement. The advisory fee rate under the New Advisory Agreement is identical to the fee rate under the Prior Advisory Agreement. Like the Prior Advisory Agreement, the New Advisory Agreement provides for a “unitary” management fee pursuant to which the New Adviser pays most of the operating expenses of the Fund out of its management fee (subject to certain exceptions). The annual advisory fee rate payable to the New Adviser is set forth in Appendix B and the fees paid to Kovitz for the most recent fiscal year end of the Fund are set forth in Appendix C.

Differences between the Prior Advisory Agreement and the New Advisory Agreement

The terms of the New Advisory Agreement are the same as the Prior Advisory Agreement, except for the effective and termination dates and a few immaterial terms. The New Advisory Agreement will be effective as of the date of shareholder approval of the Proposal. The New Advisory Agreement will have an initial term of two years and may be continued for one year terms thereafter. For a more complete understanding of the agreements, you should read the form of New Advisory Agreement contained in Appendix F.

Interim Advisory Agreement

The Interim Advisory Agreement took effect upon the Closing Date. At a meeting held on December 15-16, 2025, the Board, including the Independent Trustees, unanimously approved the Interim

Advisory Agreement in order to assure continuity of investment advisory services to the Fund after the Closing Date.

The terms of the Interim Advisory Agreement are identical to those of the Prior Advisory Agreement and the New Advisory Agreement, except for the effective and termination dates and certain escrow provisions described below. Fees payable under the Interim Advisory Agreement are the same as those that would have been paid under the Prior Advisory Agreement. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing Date (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the New Adviser under the Interim Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If shareholders of the Fund approve the New Advisory Agreement by the end of the 150-day period with respect to the Fund, the amount held in the escrow account under the Interim Advisory Agreement (including interest earned) will be paid to the New Adviser. If shareholders of the Fund do not ultimately approve the New Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and the New Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to the Fund under the Interim Advisory Agreement, plus interest earned on such amount. The Interim Advisory Agreement may be terminated by the Board or a majority of the Fund’s outstanding voting securities at any time, without payment of any penalty, on 10 calendar days' written notice to the New Adviser.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Fund’s most recently completed fiscal year, the Fund made no material payments to Kovitz or the New Adviser or any affiliated person of Kovitz and the New Adviser for services provided to the Fund except as set forth on Appendix C to this Proxy Statement.

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, Kovitz or the New Adviser.

Information about Kovitz and the New Adviser

Kovitz Investment Group Partners, LLC, served as the Fund’s investment adviser prior to the Closing Date. Since its organization in 2003, Kovitz has provided investment advisory and administrative services primarily to high net worth individuals and institutional clients. As of November 30, 2025, Kovitz had approximately $38 billion in assets under management.

Focus Partners Wealth, LLC, 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105, currently serves as investment adviser pursuant to the Interim Advisory Agreement. The New Adviser has been registered with the SEC since December 7, 2011. The New Adviser offers a suite of wealth advisory services and other services to individuals, families, qualified retirement plans, institutions, and businesses. As of November 30, 2025, the New Adviser had approximately $140 billion in assets under management. Prior to the Closing Date, Kovitz was a wholly-owned indirect subsidiary of Focus.

The New Adviser is a part of the Focus Financial Partners, LLC, 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105, (“Focus”) partnership, and is a wholly-owned indirect subsidiary of Focus. Focus Financial Partners Inc., 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105, is the sole managing member of Focus. Ultimate governance of Focus is conducted through the board of directors at Ferdinand FFP Ultimate Holdings, LP. Focus is majority owned, indirectly and collectively, by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC. Focus was formed in Delaware on November 30, 2004, and the New Adviser was incorporated in Delaware on July 21, 2011.

Matthew Hayner serves as Lead Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund, with the support of Mr. Keshav Merchant and Mr. Jason Petitte.

Matthew W. Hayner, MBA, CFA – Portfolio Manager of the Fund and a Lead Portfolio Manager of the New Adviser. Mr. Hayner has been managing the Fund since May 2024. Mr. Hayner joined Kovitz in 2022 as a Portfolio Manager. Previously, he was a Portfolio Manager at Madison Investment Advisors, Inc. from 2002 to 2022. Mr. Hayner graduated from Eastern Illinois University with a Bachelor of Science in Chemistry. He later received his Masters of Business Administration from the University of St. Thomas.

Information regarding the principal executive officer, directors and certain other officers of Kovitz and the New Adviser and its affiliates and certain other information is attached in Appendix D to this Proxy Statement. None of the officers or Trustees of the Trust are affiliated with Kovitz or the New Adviser.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

At meetings of the Board held on December 15-16, 2025, the Board, including the Independent Trustees, discussed and approved the New Advisory Agreement between the Fund and the New Adviser. The Board, including the Independent Trustees, also discussed and approved the Interim Advisory Agreement for the Fund in order for the New Adviser to provide services to the Fund pending shareholder approval of the New Advisory Agreement. The Board, including the Independent Trustees, concluded that approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the New Adviser provided, materials relating to the Transaction and the New Adviser in connection with the Board’s consideration of whether to approve the New Advisory Agreement. This included a description of the Transaction and its anticipated effects on the Fund. The Board noted that the services provided under the New Advisory Agreement will be identical to those provided under the Prior Advisory Agreement with Kovitz. In addition, the advisory fee under the New Advisory Agreement will remain the same as the advisory fee under the Prior Advisory Agreement. The New Adviser confirmed that it anticipated that, under the New Advisory Agreement, there would be no diminution in services provided by the New Adviser to the Fund or changes in the fee payable by the Fund to the New Adviser as a result of the Transaction. It was noted that the Board and the New Adviser intended to use reasonable best efforts to operate the Fund in compliance with the conditions of the safe harbor in Section 15(f) of the 1940 Act so that 75% or more of the Board was not comprised of “interested persons” (as defined in the 1940 Act) of the New Adviser and would remain so for three years following the Effective Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by the New Adviser during the two-year period following the Effective Date.

In considering whether to approve the New Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the New Adviser; (2) the investment performance of the Fund, the New Adviser, and Kovitz; (3) the costs of the services to be provided and profits to be realized by the New Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the New Adviser’s practices regarding brokerage and portfolio transactions; and (6) the New Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In deciding whether to approve the New Advisory Agreement, the Trustees considered the factors and came to the conclusions set forth below.

1.	The nature, extent, and quality of the services to be provided by the New Adviser. The Board considered responsibilities that the New Adviser would have under the New Advisory Agreement. The Trustees considered the services proposed to be provided by the New Adviser to the Fund and their experience with Kovitz in providing similar services, including without limitation: the quality of advisory services (including research and recommendations with respect to portfolio securities), the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, the coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund and grow its assets. The Trustees considered the New Adviser’s continuity of, and commitment to retain qualified personnel, commitment to maintain resources and systems, and Kovitz’s cooperation with the Board and counsel for the Fund. The Trustees considered the New Adviser’s personnel, including the education and experience of the personnel and the New Adviser’s compliance program, policies and procedures. The Trustees specifically acknowledged the fact that the personnel associated with the day-to-day management of the Fund is not anticipated to change. After considering the foregoing information and further information in the meeting materials provided by the New Adviser, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by the New Adviser will be satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Adviser. Because the personnel associated with the day-to-day management of the Fund is not anticipated to change, the Trustees considered the past performance of the Fund. The Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the Fund’s benchmark. The Trustees also considered the consistency of Kovitz’s management of the Fund with its investment objectives, strategies, and limitations. The Trustees noted that the Fund had underperformed as compared to its benchmark for the one-year, three-year, five-year, ten-year, and since inception periods ended September 30, 2025. They also noted that the Fund had underperformed as compared to the median of its Morningstar custom category for the one-year, three-year, five-year, ten-year, and since inception periods. With regard to the custom peer group, the Trustees noted that the Fund had underperformed as compared to the median for the one-year, three-year, five-year, ten-year, and since inception periods. The Board reviewed the performance of Kovitz in managing a composite with investment strategies similar to that of the Fund and observed that the Fund’s performance was comparable. The Trustees took into consideration discussions with representatives of Kovitz regarding the reasons for the performance of the Fund. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the New Adviser was satisfactory.

3.	The costs of the services to be provided and profits to be realized by the New Adviser from the relationship with the Fund. The Trustees considered: (1) the New Adviser’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees acknowledged that the advisory fee rate under the New Advisory Agreement will be the same as the current advisory fee rate. The Trustees reviewed information provided by Kovitz regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the New Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Board also acknowledged the proposed “unitary fee” structure, by which the New Adviser would pay the majority of the Fund’s expenses. The Trustees noted that the Fund’s management fee was above the average and median management fees of its Morningstar custom category. The Trustees also noted that the Fund’s net expense ratio was above that of the average and median of its custom category. When comparing the Fund’s fees to those of its custom peer group, the Trustees noted that the Fund’s management fee was above the average and the median. They also noted that the Fund’s net expense ratio was above both the average and median of the peer group. The Trustees also noted that the Fund’s management fee could be above the fee charged by Kovitz to its separately managed accounts, and they considered the reasons for the difference, including the unitary fee structure of the Fund. Based on the foregoing, the Board concluded that the fees to be paid to the New Adviser by the Fund and the profits to be realized by the New Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by the New Adviser.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the Fund’s proposed fee arrangements with the New Adviser, noting that the proposed fees are the same as the current fees paid to Kovitz. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders would continue to benefit from economies of scale under the Trust’s agreements with service providers other than the New Adviser. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by the New Adviser.

5.	Possible conflicts of interest and benefits to the New Adviser. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the New Adviser’s other accounts; and the substance and administration of the New Adviser’s code of ethics. The Trustees noted that Kovitz does not utilize soft dollars and the New Adviser does not anticipate using soft dollars. With respect to benefits to the New Adviser (in addition to fees under the New Advisory Agreement), the Board noted that the New Adviser would benefit from its relationship with the Fund as the Fund provides an investment vehicle for the New Adviser’s advisory clients with small balances. Following further consideration and discussion, the Board determined that the New Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and the anticipated benefits to be realized by the New Adviser from managing the Fund were acceptable.

Having requested and received such information from the New Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, the Board, including the Independent Trustees, approved the New Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Information about the Interim Advisory Agreement

As discussed above, at the Board Meeting, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement. To assure continuity of advisory services, the Interim Advisory Agreement took effect upon the Closing Date of the Transaction. The terms of the Interim Advisory Agreement are identical to those of the Prior Advisory Agreement and New Advisory Agreement, in each case except for the effective and termination dates and certain escrow provisions described in the Proxy Statement. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement are at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of the Fund, except as provided in Appendix E.

No officers or Trustees of the Trust owned shares of the Fund as of the Record Date.

Other Information

Since October 31, 2025, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of Kovitz or its parent or subsidiaries.

As of the Record Date, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the New Adviser or any person controlling, controlled by or under common control with the New Adviser.

Payment of Solicitation Expenses

The New Adviser or its parent company has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

The New Adviser has engaged EQ Fund Solutions to assist in the printing and mailing of the Proxy Statement and the solicitation of proxies at an estimated cost of $18,000.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact (877) 714-2327 or write to the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified Shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law, the Trust’s governance documents and relevant Trust policies.

Principal Underwriters and Administrator

Northern Lights Distributors, LLC is the principal underwriter of the Fund. Northern Lights Distributors, LLC is located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Ultimus Fund Solutions, LLC is the administrator of the Fund. The administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on March 31, 2026

The Proxy Statement is available on the Internet at https://vote.proxyonline.com/vat/docs/kovitz2025.pdf.

Reports to Shareholders and Financial Statements

Upon request, the most recent annual report of the Fund can be obtained at no cost. To request a report for the Fund, please call (877) 714-2327, write to the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or visit https://www.kovitzetf.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Fund at (877) 714-2327. You may also notify the Fund in writing at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only shareholders of record of the Fund at the close of business on January 12, 2026 (the “Record Date”) may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy by a writing delivered to the Trust stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Abstentions will be counted as present for purposes of determining whether a quorum is present at the Meeting. Abstentions will not count as votes cast for or against any Proposals.

Broker non-votes will not count as votes cast for or against any Proposals. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Shareholders should note that if they do not instruct their broker how they wish their shares to be voted, their shares will not be present at the Meeting for quorum, voting or any other purpose. shareholders should also note that the Fund will regard any proxies that are delivered to it by brokers purporting to contain broker non-votes with respect to any shares as invalidly delivered with respect to those shares and accordingly the Fund will not consider the affected shares as present at the Meeting for any purpose.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of the Fund on the Record Date, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Fund at (877) 714-2327 to obtain directions to the site of the Meeting.

Quorum; Adjournment

The presence in person or by proxy of the holders of record of one-third of the outstanding shares entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Meeting, permitting action to be taken. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting. All properly executed proxies received in time for the Meeting will be treated as present for quorum. Abstentions will be treated as shares that are present, but which have not been voted. Accordingly, abstentions effectively will be a vote against the Proposal.

If a quorum is present, or represented at the Meeting, the vote of the holders of shares representing one-third of the voting power of the shares entitled to be voted at the Meeting shall be required in order to adjourn the Meeting with regard to a particular proposal scheduled to be voted on at the Meeting or to adjourn such Meeting entirely. If a quorum is not present or represented at the Meeting, the vote of the holders of shares representing a majority of shares cast shall be required in order to adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact EQ Fund Solutions at 1-800-284-7175 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. – 10:00 p.m. (Eastern Time).

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR the Proposal. Abstentions are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions effectively result in a vote AGAINST and are disregarded in determining whether the Proposal has received enough votes. Shareholders are entitled to one vote per share. Fractional shares are entitled to proportional voting rights.

APPENDIX LIST

Appendix A	Shares Outstanding

Appendix B	Advisory Fee Rates

Appendix C	Advisory Fees and Other Fees Paid

Appendix D	Information Regarding Officers and Directors of Kovitz and New Adviser

Appendix E	Principal Holders

Appendix F	Form of the New Advisory Agreement

Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares as of the Record Date – January 12, 2026
Kovitz Core Equity ETF	[•]

Appendix B

Advisory Fee Rate

Fund	Contractual Advisory Fee Rate
Kovitz Core Equity ETF	0.99%

Appendix C

Advisory Fees and Other Fees Paid
During Fiscal Year Ended October 31, 2025

The following table describes the advisory fees earned by Kovitz, amounts waived and/or reimbursed and the net amount paid to Kovitz during the fiscal year ended October 31, 2025.

Advisory Fees Accrued	Fee Waiver/Expense Reimbursement	Net Advisory Fees
$12,071,014	$0	$12,071,014

Appendix D

Information Regarding Officers and Directors of Kovitz1

Name and Address[2]	Principal Occupation(s)
Mitchell A. Kovitz	Founder and Chief Executive Officer; Co-Chief Investment Officer
Theodore J. Rupp	Co-President
Robert A. Contreras	Co-President, General Counsel
Joel D. Hirsh	Co-Chief Investment Officer

Information Regarding Officers and Directors OF THE NEW ADVISER

Name and Address[3]	Principal Occupation	Position with Trust
Justin Christopher Ferri	President	None
Adam Lawrence Birenbaum	Chief Executive Officer	None
John C. Stelley	Chief Compliance Officer	None
Gina Kulig Bradley	Chief Operating Officer	None
Dhruv Gupta	Chief Financial Officer	None
Brian William Katz	Chief Investment Officer	None

[1]	Information for Kovitz represents information as of the Transaction Closing Date.

[2]	Each individual’s address is c/o Kovitz Investment Partners Group, LLC, 71 South Wacker Drive, Suite 1860, Chicago, IL 60606.

[3]	Each individual’s address is c/o Focus Partners Wealth, LLC, 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105.

Appendix E

Principal Holders

As of January 12, 2026, the Record Date, the persons shown in the table below were known to the Fund to own, beneficially or of record, more than 5% of the outstanding shares of the Fund. The nature of ownership for each position listed is “of record.”

Name	Shares	Percent of Class

Appendix F

Form of the New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this [•] day of [•] 2026 by and between Valued Advisers Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Focus Partners Wealth, LLC (the “Adviser”), a Delaware limited liability company with its principal place of business in St. Louis, Missouri.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund”), as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.         THE ADVISER’S SERVICES.

(a)       Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)       Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)       Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)       Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)       Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)       Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.        CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a

(i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.        INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)       Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law, or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws, or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15) that has occurred or is otherwise proposed to occur.

(b)       Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-PORT, Form N-PX, Form N-CEN, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)       Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.         BROKERAGE.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.         CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.         ALLOCATION OF CHARGES AND EXPENSES.

(a)       Expenses to be Paid by Adviser. The Adviser shall pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, Administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates, if any, or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under Investment Company Act of 1940, as amended (the “Act”); and all other operating expenses not specifically assumed by the Fund.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

(b)       Expenses to be Paid by the Fund. Each Fund shall pay: (a) all brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short); (b) fees and salaries payable to the Trust’s Trustees and officers who are not officers or employees of the Adviser or any underwriter of the Trust; (c) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; and (d) such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Act.

The Adviser may obtain reimbursement from the Fund, at such time or times as it may determine in its sole discretion, for any of the expenses advanced by the Adviser, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to this Agreement.

7.         REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)       Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)       ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)       Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)       Use of the Name “Kovitz”. The Adviser has the right to use the names “Kovitz” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Kovitz” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Kovitz”.

(e)       Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage, or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)       No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.         THE NAME “KOVITZ”. The Adviser grants to the Trust a license to use the name “Kovitz” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.         ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.       INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.       ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 14). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.       DURATION AND TERMINATION.

(a)       This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(i)        Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15); or

(ii)       This Agreement shall automatically terminate two years from the date of its execution unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 15) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)       In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.       NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 46240, Attention: President, Valued Advisers Trust; and notices to the Adviser shall be directed to Focus Partners Wealth, LLC, 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105. Attention: Chief Compliance Officer.

14.       CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.       CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.       LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.       RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.       ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.       LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.       NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.       GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.       PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.       COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

VALUED ADVISERS TRUST

Signature

By:
Title:

FOCUS PARTNERS WEALTH, LLC

Signature

By:
Title:

Schedule A

Investment Advisory Agreement
between
Valued Advisers Trust (the “Trust”)

and

Focus Partners Wealth, LLC, LLC (the “Adviser”)

Dated as of [•], 2026

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
Kovitz Core Equity ETF	0.99%

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

kOVITZ cORE EQUITY ETF

A Series of Valued Advisers Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2026

The undersigned, revoking prior proxies, hereby appoints Matthew J. Miller and Carol J. Highsmith, and each of them, as proxies of the undersigned, granted in connection with the voting of the shares hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of shareholders on Kovitz Core Equity ETF (the “Fund”) to be held at the office of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on [•], 2026, at 10:00 a.m. Eastern time, or at any adjournments or postponements thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have any questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-284-7175. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of shareholders to Be Held on March 31, 2026. The proxy statement for this Meeting is available at: https://vote.proxyonline.com/vat/docs/kovitz2026.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

proxy card

Kovitz Core Equity ETF

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in- fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE, IF APPLICABLE)

DATE

SIGNATURE (IF HELD JOINTLY)

DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1.       To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Focus Partners Wealth, LLC.

FOR	AGAINST	ABSTAIN

☐	☐	☐

2.       To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

VP/#73994661.10